Financial Risk Management	12 Months Ended
Jun. 30, 2022
Disclosure Of Financial Risk Management [Abstract]
Financial Risk Management

10. Financial risk management

This note explains the Group’s exposure to financial risks and how these risks could affect the Group’s future financial performance. Current year profit and loss information has been included where relevant to add further context.

Risk	Exposure arising from	Measurement	Management
Market risk – currency risk	Future commercial transactions Recognized financial assets and liabilities not denominated in the functional currency of each entity within the Group	Cash flow forecasting Sensitivity analysis

The future cash flows of each currency are forecast and the quantum of cash reserves held for each currency are managed in line with future forecasted requirements. Cross currency swaps are undertaken as required.

Market risk – interest rate risk	Long-term borrowings at floating rates	Sensitivity analysis

The Group does not currently have long-term borrowings at floating rates. Previously, long-term borrowings at floating rates were managed as follows: The facility could be refinanced and/or repaid. Interest rate swaps could be entered into to convert the floating interest rate to a fixed interest rate as required.

	Term deposits at fixed rates	Sensitivity analysis	Vary length of term deposits, utilize interest bearing accounts and periodically review interest rates available to ensure we earn interest at market rates.

Market risk – price risk	Long-term borrowings	Sensitivity analysis	Forecasts of net sales of the product underlying the NovaQuest borrowing arrangement are updated on a quarterly basis to evaluate the impact on the carrying amount of the financial liability.

Credit risk	Cash and cash equivalents, and trade and other receivables	Aging analysis Credit ratings	Only transact with the best risk rated banks available in each region giving consideration to the products required.

Liquidity risk	Cash and cash equivalents Borrowings	Rolling cash flow forecasts	Future cash flows requirements are forecasted and capital raising strategies are planned to ensure sufficient cash balances are maintained to meet the Group’s future commitments.

a.	Market risk

(i) Currency risk

The Group has foreign currency amounts owing relating to clinical, regulatory and overhead activities and foreign currency deposits held primarily in the Group’s Australian based entity, whose functional currency is the A$. The Group also has foreign currency amounts owing in the Group’s Swiss and Singapore based entities, whose functional currencies are the US$. The Group also has foreign currency amounts owing in various other non-US$ currencies in A$ and US$ functional currency entities in the Group relating to clinical, regulatory and overhead activities. These foreign currency balances give rise to a currency risk, which is the risk of the exchange rate moving, in either direction, and the impact it may have on the Group’s financial performance.

Currency risk is minimized by ensuring the proportion of cash reserves held in each currency matches the expected rate of spend of each currency.

As of June 30, 2022, the Group held 97% of its cash in USD, and 3% in AUD. As of June 30, 2021 the Group held 89% of its cash in USD, and 11% in AUD.

The balances held at the end of the year that give rise to currency risk exposure are presented in USD in the following table, together with a sensitivity analysis which assesses the impact that a change of +/-20% in the exchange rate as of June 30, 2022 and June 30, 2021 would have had on the Group’s reported net profits/(losses) and/or equity balance. The bank balances held at the end of the year that are presented in the following table give rise to currency risk exposure as they are not in the functional currency of the entity in which it is held.

		+20%	-20%
(in U.S. dollars, in thousands) As of June 30, 2022	Foreign currency balance held	Profit/(Loss) USD	Profit/(Loss) USD
Bank accounts – USD	USD 93	$19	$(19)
Bank accounts – CHF	CHF 55	$12	$(12)
Bank accounts – SGD	SGD 140	$20	$(20)
Bank accounts – EUR	EUR 289	$60	$(60)
Trade and other receivables - SGD	SGD 205	$30	$(30)
Trade and other receivables - CHF	CHF 6	$1	$(1)
Trade and other receivables - EUR	EUR 153	$32	$(32)
Trade payables and accruals - USD	(USD 274)	$(55)	$55
Trade payables and accruals - AUD	(AUD 752)	$(104)	$104
Trade payables and accruals - SGD	(SGD 429)	$(62)	$62
Trade payables and accruals - GBP	(GBP 50)	$(12)	$12
Trade payables and accruals - EUR	EUR (42)	$(9)	$9
Trade payables and accruals - CHF	(CHF 36)	$(7)	$7
Provisions – USD	(USD 1,750)	$(350)	$350
Provisions – SGD	(SGD 62)	$(9)	$9
		$(434)	$434

		+20%	-20%
(in U.S. dollars, in thousands) As of June 30, 2021	Foreign currency balance held	Profit/(Loss) USD	Profit/(Loss) USD
Bank accounts – USD	USD 2	$0	$(0)
Bank accounts – CHF	CHF 68	$15	$(15)
Bank accounts – SGD	SGD 33	$5	$(5)
Bank accounts – EUR	EUR 147	$35	$(35)
Trade and other receivables - SGD	SGD 369	$55	$(55)
Trade and other receivables - CHF	CHF 5	$1	$(1)
Trade and other receivables - EUR	EUR 136	$32	$(32)
Trade payables and accruals - USD	(USD 1,792)	$(358)	$358
Trade payables and accruals - AUD	(AUD 392)	$(59)	$59
Trade payables and accruals - SGD	(SGD 356)	$(53)	$53
Trade payables and accruals - GBP	(GBP 47)	$(13)	$13
Trade payables and accruals - EUR	EUR (53)	$(13)	$13
Trade payables and accruals - CHF	(CHF 53)	$(12)	$12
Provisions – USD	(USD 1,750)	$(350)	$350
Provisions – SGD	(SGD 94)	$(14)	$14
		$(729)	$729

(ii) Cash flow and interest rate risk

The Group’s main interest rate risk arises from long-term borrowings with a floating interest rate, which exposes the Group to cash flow interest rate risk. As interest rates fluctuate, the amount of interest payable on financing where the interest rate is not fixed will also fluctuate. The Group can repay its loan facility at its discretion and can also refinance if the terms are suitable in the marketplace or from the existing lender. In November 2021, the Group refinanced its variable interest rate loan with a fixed rate loan thereby eliminating its current exposure to interest rate risk on long-term borrowings. As at June 30, 2022, the Group does not hold any floating interest rate borrowings.

The exposure of the Group’s borrowing to interest rate changes are as follows:

	As of		As of
	Jun 30, 2022		June 30, 2021
(in U.S. dollars, in thousands, except percent data)	Total	% of total loans	Total	% of total loans
Financial liabilities
Current borrowings
Variable rate borrowings – Hercules	—	0%	52,864	55%
Non-current borrowings
Variable rate borrowings – Hercules	—	0%	—	0%
	—	0%	52,864	55%

An analysis by maturities is provided in Note 10(c) below. The percentage of total loans shows the proportion of loans that are currently at variable rates in relation to the total amount of borrowings.

The borrowings which expose the Group to interest rate risk are described in the table below, together with the maximum and minimum interest rates being earned as of June 30, 2022 and June 30, 2021. The effect on profit is shown if interest rates change by 5%, in either direction, is as follows:

	As of			As of
	Jun 30, 2022			June 30, 2021
(in U.S. dollars, in thousands, except percent data)	Low	High	USD	Low	High	USD
Borrowings – USD	0.00%	0.00%	0(1)	9.70%	9.70%	52,864(1)
Rate increase by 5%	0.00%	0.00%	-	10.19%	10.19%	243
Rate decrease by 5%	0.00%	0.00%	-	9.22%	9.22%	(243)

(1)

Effect on profit/loss of interest rate changes is based on the loan principal amount of nil as of June 30, 2022, and loan principal amount of $50.0 million as of June 30, 2021. In November 2021, proceeds provided by Oaktree were used to repay the outstanding balance with Hercules.

The Group is also exposed to interest rate movements which impacts interest income earned on its deposits and at call accounts. The interest income derived from these balances can fluctuate due to interest rate changes. This interest rate risk is managed by periodically reviewing interest rates available for suitable interest bearing accounts to ensure we earn interest at market rates. The Group ensures that sufficient funds are available, in at call accounts, to meet the working capital requirements of the Group.

The deposits held which derive interest revenue are described in the table below, together with the maximum and minimum interest rates being earned as of June 30, 2022 and June 30, 2021. The effect on profit is shown if interest rates change by 10%, in either direction, is as follows:

	As of					As of
	Jun 30, 2022					June 30, 2021
(in U.S. dollars, in thousands, except percent data)	Low		High		USD	Low		High		USD
Funds invested – USD	0.00	%(1)	0.00	%(1)	49,383	0.00	%(1)	0.00	%(1)	107,564
Rate increase by 10%	0.03	%(1)	0.03	%(1)	15	0.03	%(1)	0.03	%(1)	32
Rate decrease by 10%	0.03	%(1)	0.03	%(1)	(15)	0.03	%(1)	0.03	%(1)	(32)

AUD	Low		High		AUD	Low		High		AUD
Funds invested – AUD	1.50%		1.50%		600	0.24%		0.24%		600
Rate increase by 10%	1.65%		1.65%		1	0.26%		0.26%		0
Rate decrease by 10%	1.35%		1.35%		(1)	0.22%		0.22%		(0)

(1)

The interest rate reduced to 0% during the period ended June 30, 2021 and has remained at 0% for the period ended June 30, 2022. The sensitivity assumes the interest rate to increase or decrease by 0.03%, which is consistent with prior periods.

(iii) Price risk

Price risk is the risk that future cash flows derived from financial instruments will be altered as a result of a market price movement, which is defined as movements other than foreign currency rates and interest rates. The Group is exposed to price risk which arises from long-term borrowings under its facility with NovaQuest, where the timing and amounts of principal and interest payments is dependent on net sales of remestemcel-L for the treatment of SR-aGVHD in pediatric patients in the United States and other territories excluding Asia. As net sales of remestemcel-L for the treatment of SR-aGVHD in pediatric patients in these territories increase/decrease, the timing and amount of principal and interest payments relating to the financing arrangement will also fluctuate, resulting in an adjustment to the carrying amount of financial liability. The adjustment is recognized in the Income Statement as remeasurement of borrowing arrangements within finance costs in the period the revision is made.

The exposure of the Group’s borrowing to price rate changes are as follows:

	As of		As of
	Jun 30, 2022		June 30, 2021
(in U.S. dollars, in thousands, except percent data)	Total	% of total loans	Total	% of total loans
Financial liabilities
Current borrowings
Borrowings – NovaQuest	372	0%	336	0%
Non-current borrowings
Borrowings – NovaQuest	47,898	50%	41,045	45%
	48,270	50%	41,381	45%

As at June 30, 2022, all other factors held constant, a 20% increase in the forecast net sales of remestemcel-L for the treatment of SR-aGVHD in pediatric patients in the United States and other territories excluding Asia would increase non-current borrowing and decrease profit by $0.2 million, whereas a 20% decrease in the net sales of remestemcel-L for the treatment of SR-aGVHD in pediatric patients in the United States and other territories excluding Asia would decrease non-current borrowings and increase profit by $0.2 million.

The Group is also exposed to price risk on contingent consideration provision balances, as expected unit revenues are a significant unobservable input used in the level 3 fair value measurements. As at June 30, 2022, all other factors held constant, the increase/decrease in price assumptions adopted in the fair value measurements of the contingent consideration provision are discussed in Note 5(g)(iv).

The Group does not consider it has any exposure to price risk other than those already described above.

b.	Credit risk

Credit risk is the risk that one party to a financial instrument will fail to discharge its obligation and cause financial loss to the other party. The maximum exposure to credit risk at the end of the reporting period is the carrying amount of each class of financial assets. The Group’s receivables are tabled below.

	As of June 30,
(in U.S. dollars, in thousands)	2022	2021
Cash and cash equivalents
Deposits at call (Note 5(a)) - minimum A rated	413	451
Cash at bank (Note 5(a)) - minimum A rated	60,033	136,430
Trade and other receivables
Receivable from other parties (non-rated)	2,382	2,122
Receivable from the Australian Government (Income Tax)	5	—
Receivable from the Australian Government (Foreign Withholding Tax)	400	400
Receivable from minimum A rated bank deposits (interest)	254	257
Receivable from the Australian Government (Goods and Services Tax)	102	388
Receivable from the United States Government (Income Tax)	20	3
Receivable from the Swiss Government (Value-Added Tax)	105	—
Receivable from the United States Government (U.S. tax credits)	2	—
Other non-current assets
Receivable from the United States Government (U.S. tax credits)	1,473	1,473

c.	Liquidity risk

Liquidity risk is the risk that the Group will not be able to pay its debts as and when they fall due. Liquidity risk has been assessed in Note 1(i).

All financial liabilities, excluding contingent consideration, borrowings and lease liabilities held by the Group as of June 30, 2022 and June 30, 2021 are non-interest bearing and mature within 6 months. The total contractual cash flows associated with these liabilities equate to the carrying amount disclosed within the financial statements.

As of June 30, 2022, the maturity profile of the anticipated future contractual cash flows, on an undiscounted basis and removing probability adjustments as applicable for contingent consideration, and which, therefore differs from the carrying value, is as follows:

(in U.S. dollars, in thousands)	Within 1 year	Between 1-2 years	Between 2-5 years	Over 5 years	Total contractual cash flows	Carrying amount
Borrowings(1)(2)	(5,628)	(12,575)	(157,009)	—	(175,212)	(96,634)
Trade payables	(23,079)	—	—	—	(23,079)	(23,079)
Lease liabilities	(3,682)	(4,824)	(2,714)	—	(11,220)	(10,271)
Contingent consideration(3)	(1,179)	(2,130)	(6,795)	—	(10,104)	(5,457)
	(33,568)	(19,529)	(166,518)	—	(219,615)	(135,441)

(1)	Contractual cash flows include payments of principal, interest and other charges. Interest is calculated based on debt held at June 30, 2022 without taking into account drawdowns of further tranches.
(2)

In relation to the contractual maturities of the NovaQuest borrowings, there is variability in the maturity profile of the anticipated future contractual cash flows given the timing and amount of payments are calculated based on our estimated net sales of remestemcel-L for the treatment of pediatric SR-aGVHD.

(3)

In relation to the contractual maturities of the royalty payments related to contingent consideration, there is variability in the maturity profile of the anticipated future contractual cash flows given the timing and amount of payments are calculated based on our estimated net sales of remestemcel-L for the treatment of children and adults with aGVHD. The carrying amount reflects the discounted and probability adjusted contractual balance. Product royalties will be payable in cash which will be funded from royalties received from net sales. With respect to future milestone payments, contingent consideration will be payable in cash or shares at our discretion. The carrying amount reflects the discounted and probability adjusted contractual balance related to royalty payments.